CERTIFICATION UNDER SECTION 906 OF SARBANES-OXLEY ACT OF 2002
                                (18 U.S.C. 1350)


        In connection with the Semiannual Report of Great-West Variable Annuity Account A (the "Registrant") on Form N-CSR for the period ended June 30, 2003 (the "Report"), the undersigneds hereby certify, to the best of their knowledge, that:

     1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934;

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date: August 15, 2003                           By: /s/  W.T. McCallum
                                                    -------------------
                                                    W.T. McCallum
                                                    Chairman of the Committee


Date: August 15, 2003                           By: /s/  G. McDonald
                                                    -------------------
                                                    G. McDonald
                                                    Treasurer